FIDELITY® DAILY INCOME TRUST
A FUND OF
FIDELITY UNION STREET TRUST II

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of FIDELITY DAILY INCOME TRUST:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Daily Income Trust (FDIT) will be held at the office of Fidelity Union Street Trust II (the trust), 27 State Street, 10th floor, Boston, Massachusetts 02109 on June 13, 2001, at 12:00 p.m. Eastern time. The purpose of the Meeting is to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

To approve an Agreement and Plan of Reorganization (the Agreement) between FDIT and Fidelity Phillips Street Trust: Fidelity Cash Reserves. The Agreement provides for the transfer of all of the assets of FDIT to Fidelity Cash Reserves (Cash Reserves) in exchange solely for shares of beneficial interest of Cash Reserves and the assumption by Cash Reserves of FDIT's liabilities. Thereupon, Cash Reserves' shares will be distributed to shareholders of FDIT in liquidation of FDIT.

The Board of Trustees has fixed the close of business on April 27, 2001 as the record date for the determination of the shareholders of FDIT entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER, Secretary

May 4, 2001

YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO VOTE USING THE TOUCH-TONE VOTING INSTRUCTIONS FOUND BELOW OR INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN RESPONDING PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

	REGISTRATION	VALID SIGNATURE
A. 1)	ABC Corp.	John Smith, Treasurer
2)	ABC Corp.	John Smith, Treasurer
c/o John Smith, Treasurer
B. 1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
2)	ABC Trust	Ann B. Collins, Trustee
3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
u/t/d 12/28/78
C. 1)	Anthony B. Craft, Cust.	Anthony B. Craft
f/b/o Anthony B. Craft, Jr.
UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number indicated in the upper left corner of your proxy card.

3. Enter the control number found immediately below the toll-free number.

4. Follow the simple recorded instructions to cast your vote.

FIDELITY® DAILY INCOME TRUST
A FUND OF
FIDELITY UNION STREET TRUST II

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

PROXY STATEMENT AND PROSPECTUS

MAY 4, 2001

This Proxy Statement and Prospectus (Proxy Statement) is being furnished to shareholders of Fidelity Daily Income Trust (FDIT), a fund of Fidelity Union Street Trust II (the trust), in connection with the solicitation of proxies by the trust's Board of Trustees for use at the Special Meeting of Shareholders of FDIT and at any adjournments thereof (the Meeting). The Meeting will be held on Wednesday, June 13, 2001 at 12:00 p.m. Eastern time at 27 State Street, 10th floor, Boston, Massachusetts 02109, a principal executive office of the trust.

As more fully described in the Proxy Statement, the purpose of the Meeting is to vote on a proposed reorganization (Reorganization). Pursuant to an Agreement and Plan of Reorganization (the Agreement), FDIT would transfer all of its assets to Fidelity Cash Reserves, a fund of Fidelity Phillips Street Trust, in exchange solely for shares of beneficial interest of Fidelity Cash Reserves (Cash Reserves) and the assumption by Cash Reserves of FDIT's liabilities. Cash Reserve shares would then be distributed to FDIT shareholders so that each such shareholder would receive a number of full and fractional shares of Cash Reserves equal to the number of shares of FDIT held by such shareholder. As provided in the Agreement, FDIT will distribute shares of Cash Reserves to its shareholders in liquidation of FDIT on June 21, 2001, or such other date as the parties may agree (the Closing Date).

Cash Reserves is a money market fund, a diversified fund of Fidelity Phillips Street Trust, an open-end management investment company organized as a Delaware business trust on September 17, 1992. Cash Reserves' investment objective is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. Cash Reserves seeks to achieve its investment objective by investing in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements, and entering into reverse repurchase agreements. Cash Reserves' principal investment strategies also include investing more than 25% of total assets in the financial services industries and investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT AND PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Cash Reserves that a shareholder should know before voting on the proposed Reorganization. The Statement of Additional Information dated May 4, 2001 relating to this Proxy Statement has been filed with the Securities and Exchange Commission (Commission) and is incorporated herein by reference. This Proxy Statement is accompanied by the Prospectus (dated January 29, 2001), which offers shares of Cash Reserves. The Statement of Additional Information for Cash Reserves (dated January 29, 2001) is available upon request. Attachment 1 contains excerpts from the Annual Report of Cash Reserves dated November 30, 2000. The Prospectus and Statement of Additional Information for Cash Reserves have been filed with the Commission and are incorporated herein by reference. A Prospectus and Statement of Additional Information for FDIT, both dated October 23, 2000, have been filed with the Commission and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting the trust at Fidelity Distributors Corporation, 82 Devonshire Street, Boston, Massachusetts 02109 or by calling 1-800-544-3198.

TABLE OF CONTENTS

Voting Information	\\\\\\\\\\\\\\\\\\\\\\\\\\	1
Synopsis		3
Comparison of Principal Risk Factors		13
The Proposed Transaction		13
Additional Information About Cash Reserves		19
Miscellaneous		19
Attachment 1. Excerpts from Annual Report
of Cash Reserves Dated November 30, 2000		21
Exhibit 1. Form of Agreement and Plan of
Reorganization of FDIT		24

PROXY STATEMENT AND PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY® DAILY INCOME TRUST
A FUND OF
FIDELITY UNION STREET TRUST II

82 Devonshire Street, Boston, Massachusetts 02109
1-800-544-3198

TO BE HELD ON JUNE 13, 2001

VOTING INFORMATION

This Proxy Statement and Prospectus (Proxy Statement) is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Union Street Trust II (the trust) to be used at the Special Meeting of Shareholders of Fidelity Daily Income Trust (FDIT) and at any adjournments thereof (the Meeting), to be held on Wednesday, June 13, 2001 at 12:00 p.m. at 27 State Street, 10th floor, Boston, Massachusetts 02109, a principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about May 4, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. FDIT may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $5,000. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations, including telephone voting, will be paid by FDIT. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose nor do they count toward the approval of proposals. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved. With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SAR-SEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted, but only to the extent necessary to reach quorum at the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the Meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

On February 28, 2001, there were 3,231,834,064 and 48,467,830,757 shares issued and outstanding for FDIT and Cash Reserves, respectively. FDIT shareholders of record at the close of business on April 27, 2001 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

As of February 28, 2001, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.

To the knowledge of the trust, no shareholder owned of record or beneficially 5% or more of the outstanding shares of either fund on that date. It is not anticipated that any shareholders will own of record or beneficially 5% or more of the outstanding shares of the combined fund as a result of the Reorganization.

VOTE REQUIRED: Approval of the Reorganization requires the affirmative vote of a "majority of the outstanding voting securities" of FDIT. Under the Investment Company Act of 1940 (the 1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Broker non-votes are not considered "present" for this purpose.

SYNOPSIS

The following is a summary of certain information contained elsewhere in this Proxy Statement, in the Agreement, and in the Prospectuses of FDIT and Cash Reserves, which are incorporated herein by this reference. Shareholders should read the entire Proxy Statement and the Prospectus of Cash Reserves carefully for more complete information.

The proposed reorganization (the Reorganization) would merge FDIT into Cash Reserves, a money market fund also managed by FMR. If the Reorganization is approved, FDIT will cease to exist and current shareholders of the fund will become shareholders of Cash Reserves instead.

The proposed reorganization would provide FDIT shareholders with the opportunity to participate in a larger fund with substantially the same investment objective and policies, a lower, less volatile management fee and generally lower expected total expenses except at gross yield levels of 4.50% to 5.50%.

Investment Objectives and Policies

The following summarizes the investment objective and policy differences, if any, between FDIT and Cash Reserves:

FDIT and Cash Reserves have substantially the same investment objectives and policies. The funds' investment objective is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. The funds seek to achieve their investment objective by investing in U.S. dollar-denominated money market securities and repurchase agreements and entering into reverse repurchase agreements. The funds' strategies also include investing more that 25% of total assets in the financial services industries and investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments. The funds' investment strategies differ in that Cash Reserves invests in money market securities of foreign issuers, provided such securities are U.S. dollar-denominated.

Expense Structures and Investment Minimums

As discussed more fully below, Cash Reserves recently entered into a new management agreement with shareholder approval. If the new management fee had been in effect for the 12 months ended November 30, 2000, Cash Reserves' total operating expenses would have been 0.48% of average net assets. This compares with FDIT's total operating expenses of 0.50% of average net assets for the same period.

Neither fund has a front-end sales charge or contingent deferred sales charge. Cash Reserves has a $5.00 fee for wire redemptions. Both funds have an annual account maintenance fee of $12.00 for accounts under $2,000.

The minimum investment requirements of the funds vary except for Fidelity retirement accounts. For FDIT, the minimum initial investment amount for a non-retirement account is $5,000 and the minimum additional investment amount is $500. For Cash Reserves, the minimum initial investment amount for a non-retirement account is $2,500 and the minimum additional investment amount is $250. The minimum account balance for each fund for a non-retirement account is $2,000.

The Proposed Reorganization

Shareholders of FDIT will be asked at the Meeting to vote upon and approve the Reorganization and the Agreement, which provide for the acquisition by Cash Reserves of all of the assets of FDIT in exchange solely for shares of Cash Reserves and the assumption by Cash Reserves of the liabilities of FDIT. FDIT will then distribute the shares of Cash Reserves to its respective shareholders, so that each shareholder will receive the number of full and fractional shares of Cash Reserves equal to the number of full and fractional shares of FDIT held by such shareholder on the Closing Date (defined below). The exchange of FDIT assets for Cash Reserves' shares will occur as of the close of business of the New York Stock Exchange (NYSE) on June 21, 2001, or such other time and date as the parties may agree (the Closing Date). FDIT will then be liquidated as soon as practicable thereafter. Approval of the Reorganization will be determined solely by approval of the shareholders of FDIT.

The funds have received an opinion of counsel that the Reorganization will not result in any gain or loss for Federal income tax purposes either to FDIT, Cash Reserves or to the shareholders of either fund. The rights and privileges of the former shareholders of FDIT will be effectively unchanged by the Reorganization.

Performance Comparison of the Funds

The following tables compare the funds' actual annual total returns and cumulative total returns for the periods indicated. The returns for Cash Reserves do not reflect the fund's new management fee structure that went into effect on January 1, 2001; returns would have been generally lower if the new structure had been effective for the periods shown. Please note that total returns are based on past results and are not an indication of future performance.

ANNUAL TOTAL RETURNS
(PERIODS ENDED DECEMBER 31)

	1996	1997	1998	1999	2000
FDIT	5.12%	5.27%	5.22%	4.91%	6.12%
Cash Reserves	5.16%	5.34%	5.29%	4.99%	6.19%

CUMULATIVE TOTAL RETURNS
(PERIODS ENDED DECEMBER 31, 2000)

	1 year	3 years	5 years
FDIT	6.12%	17.14%	29.62%
Cash Reserves	6.19%	17.39%	30.03%

The Funds' Fees

Each fund pays its management fee and other expenses separately. The sum of a fund's management fee and other expenses is its "total operating expenses." A fund's total operating expenses, as a percentage of its average net assets, vary from year to year.

Management Fees. Each fund pays a management fee to FMR for managing its investments and business affairs, which is calculated and paid to FMR every month. Each fund's management fee is determined to a significant extent by its monthly gross income. As explained below, Cash Reserves' management fee is lower and less sensitive to interest rates than FDIT's management fee.

Merging FDIT and Cash Reserves would significantly reduce management fees payable by FDIT shareholders. Cash Reserves' management fee rate is lower than FDIT's at all yield levels, representing a reduction of 6 basis points to 16 basis points. The combined fund's management fee rate also would be lower, at all yield levels, than the median management fee rate of 0.45% of average net assets for competitive money market funds according to Lipper Inc. The method of calculation of each fund's management fee is described below.

FDIT. FDIT's management fee is the sum of two components: an asset-based fee and an income-based fee.

The asset-based fee is calculated by multiplying the annualized asset-based fee rate, prorated for the month, by the fund's average net assets throughout the month. The asset-based component of FDIT's management fee cannot rise above an annual rate of 0.10% of the fund's average net assets throughout the month, and it drops as assets exceed $2 billion according to the schedule below:

Average Net Assets	Annualized Fee Rate for Each Level
from $0 billion to $2 billion	0.10%
from $2 billion to $3 billion	0.09%
from $3 billion to $4 billion	0.08%
from $4 billion to $5 billion	0.07%
from $5 billion to $6 billion	0.06%
$6 billion and over	0.05%

The income-based component is 4% of FDIT's gross income throughout the month. This amount cannot rise above an annual rate of 0.40% or fall below an annual rate of 0.20% of the fund's average net assets throughout the month.

For the twelve months ended November 30, 2000, FDIT's total management fee was 0.35% of the fund's average net assets.

Cash Reserves. On December 13, 2000, Cash Reserves' shareholders approved amendments to the fund's management agreement with FMR that, among other things, changed the manner in which the fund's management fee is calculated. Cash Reserve's new management fee is the sum of two components: an income-based component (which consists of an income-based fee and an asset-based fee) and a group fee component.

The income-based component of Cash Reserve's management fee is the sum of an income-based fee and an asset-based fee as follows:

If the fund's annualized monthly gross yield is:

Equal or Greater than	But less than	Income-Based fee	Asset-Based fee	Total Income-Based Component
0%	1%	2%	0.05%	0.05% - 0.07%
1%	3%	zero	0.07%	0.07%
3%	11%	2%	0.01%	0.07% - 0.23%
11%	13%	zero	0.23%	0.23%
13%	15%	2%	(0.03)%	0.23% - 0.27%
15%	--	zero	0.27%	0.27%

 For example, the annualized monthly gross yield for February 2001 was 6.21%. The Income-Based Fee Rate was 0.1242% (2% multiplied by 6.21%) and the Asset-Based Fee Rate was 0.01% for a Total Income-Based Component Rate of 0.1342%.

The group fee component of Cash Reserves' management fee is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the group fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The group fee rate schedule is as follows:

GROUP FEE RATE SCHEDULE

Average Group Assets ($ billions)			Rate
0	-	3	0.3700%
3	-	6	0.3400%
6	-	9	0.3100%
9	-	12	0.2800%
12	-	15	0.2500%
15	-	18	0.2200%
18	-	21	0.2000%
21	-	24	0.1900%
24	-	30	0.1800%
30	-	36	0.1750%
36	-	42	0.1700%
42	-	48	0.1650%
48	-	66	0.1600%
66	-	84	0.1550%
84	-	120	0.1500%
120	-	156	0.1450%
156	-	192	0.1400%
192	-	228	0.1350%
228	-	264	0.1300%
264	-	300	0.1275%
300	-	336	0.1250%
336	-	372	0.1225%
372	-	408	0.1200%
408	-	444	0.1175%
444	-	480	0.1150%
480	-	516	0.1125%
516	-	587	0.1100%
587	-	646	0.1080%
646	-	711	0.1060%
711	-	782	0.1040%
782	-	860	0.1020%
860	-	946	0.1000%
946	-	1,041	0.0980%
1,041	-	1,145	0.0960%
1,145	-	1,260	0.0940%
Over	-	1,260	0.0920%

For the month of November, 2000, average assets under management by FMR were approximately $841 billion. If its new management fee had been in effect throughout the twelve month period ended November 30, 2000, Cash Reserves' total management fee would have been 0.26% of average net assets.

For more information about the funds' current management fees, refer to their Prospectuses.

Non-Management Expenses. Historically, the non-management expenses - in particular, the transfer agency expenses - of Cash Reserves have been higher than those of FDIT because of smaller average shareholder account sizes (the minimum investment for Cash Reserves is $2,500 compared to $5,000 for FDIT).

Total Operating Expenses. The following table shows the fees and expenses of FDIT and Cash Reserves for the 12 months ended November 30, 2000, adjusted to reflect the new management fee rates for Cash Reserves effective January 1, 2001, and pro forma fees for the combined fund based on the same time period after giving effect to the Reorganization.

Annual Fund Operating Expenses

Annual fund operating expenses are paid out of each fund's assets. Expenses are factored into each fund's share price and are not charged directly to shareholder accounts. The following figures are based on historical expenses as of November 30, 2000, adjusted to reflect current fees, of each fund and are calculated as a percentage of average net assets of each fund.

Shareholder fees (paid by the investor directly)	FDIT	Cash Reserves	Combined Fund (Pro Forma)
Sales charge (load) on purchases and reinvested distributions	None	None	None
Deferred sales charge (load on redemptions)	None	None	None
Wire redemption fee	None	$5.00	$5.00
Annual account maintenance fee (for accounts under $2,000)	$12.00	$12.00	$12.00
Annual fund operating expenses (paid from fund assets)	FDIT	Cash Reserves	Combined Fund (Pro Forma)
Management Fee	0.35%	0.26%	0.26%
Distribution and Service (12b-1) Fee	None	None	None
Other Expenses	0.15%	0.22%	0.22%
Total annual fund operating expenses	0.50%	0.48%	0.48%

Examples of Effect of Fund Expenses

The following table illustrates the expenses on a hypothetical $10,000 investment in each fund under the current and pro forma (combined fund) expenses calculated at the rates stated above, assuming a 5% annual return.

	FDIT	Cash Reserves	Combined Fund (Pro Forma)
1 year	$ 51	$ 49	$ 49
3 years	$ 160	$ 154	$ 154
5 years	$ 280	$ 269	$ 269
10 years	$ 628	$ 604	$ 604

These examples assume that all dividends and other distributions are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown. These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses, which may vary. The assumed return of 5% is not a prediction of, and does not represent, actual or expected performance of any fund.

The funds' total expenses are impacted by interest rate fluctuations due to the manner in which each fund's management fee is calculated. The following table shows the total expenses of FDIT and Cash Reserves at various gross yields using group and fund asset levels for the month of November 2000, Cash Reserves' new management fee and historical transfer agency fees and other non-management expenses for the year ended November 30, 2000:



Based on these historical expenses, the graph shows a reduction of up to 9 basis points across most yield ranges, with an expense increase of up to 1 basis point if the fund has a gross yield of 4.50% to 5.50%. For the twelve months ended November 30, 2000, Cash Reserves' monthly gross yield ranged from 5.98% to 6.74%. As of February 28, 2001, Cash Reserves' monthly gross yield was 6.21%. This graph is based on Cash Reserves' new management fee and historical expenses and is not an indication of future expenses of the funds.

Forms of Organization

FDIT is a diversified fund of Fidelity Union Street Trust II, an open-end management investment company organized as a Delaware business trust on June 20, 1991. Cash Reserves is a diversified fund of Fidelity Phillips Street Trust, an open-end management investment company organized as a Delaware business trust on September 17, 1992. The trusts are authorized to issue an unlimited number of shares of beneficial interest. For more information regarding shareholder rights, refer to the section of the funds' Statements of Additional Information called "Description of the Trust."

Investment Objectives and Policies

FDIT and Cash Reserves have substantially the same investment objectives. Each fund seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

FDIT and Cash Reserves also have substantially similar investment strategies. Each fund seeks to achieve its objectives by investing in U.S. dollar-denominated money market securities and repurchase agreements and entering into reverse repurchase agreements. The funds' strategies also include investing more that 25% of total assets in the financial services industry and investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

The main difference between the funds' investment strategies is that Cash Reserves invests in money market securities of domestic and foreign issuers, whereas FDIT currently follows a policy of investing in securities of domestic issuers only. Although Cash Reserves has more flexibility to invest in securities of non-U.S. issuers, such securities must be U.S. dollar-denominated and of money market quality.

The investment objective of each fund is fundamental and may not be changed without the approval of a vote of at least a majority of the outstanding voting securities of the fund. There can be no assurance that any fund will achieve its objective. With the exception of fundamental policies, investment policies of the funds can be changed without shareholder approval. The differences between the funds discussed above, except as noted, could be changed without a vote of shareholders.

COMPARISON OF OTHER POLICIES OF THE FUNDS

Diversification. Cash Reserves is a "super-diversified" fund which means it may not invest more than 5% of its total assets in the securities of a single issuer, provided that the fund may invest up to 25% of its total assets in certain issuers for up to three business days.

 FDIT is a diversified fund. As a matter of fundamental policy, with respect to 75% of FDIT's total assets, the fund may not invest more than 5% of its total assets in the securities of a single issuer, and the fund may not hold more than 10% of the outstanding voting securities of a single issuer. However, FDIT is currently managed as a "super-diversified" fund under a non-fundamental investment policy. The limitations discussed above do not apply to U.S. Government securities.

Borrowing. As a matter of fundamental policy, both funds may borrow money for temporary or emergency purposes (not for leveraging or investment) and may engage in reverse repurchase agreements for any purpose provided that the borrowed amounts, in combination, do not exceed 33-1/3% of the fund's total assets less liabilities. For these purposes, the funds may borrow money from banks or from other funds advised by FMR.

Lending. Neither fund currently intends to lend assets, other than securities, to other parties, except by lending money (up to 15% of the fund's net assets) to other funds or portfolios advised by FMR or an affiliate. As a matter of fundamental policy, each fund may not lend more than 33-1/3% of its total assets to other parties. These limitations do not apply to purchases of debt securities or to repurchase agreements.

For more information about the risks and restrictions associated with these policies, see the respective fund's Prospectus, and for a more detailed discussion of the funds' investments, see their Statements of Additional Information, which are incorporated herein by reference.

Operations of Cash Reserves Following the Reorganization

FMR does not expect Cash Reserves to revise its investment policies as a result of the Reorganization. In addition, FMR does not anticipate significant changes to the fund's management or to agents that provide the fund with services. Specifically, the Trustees and officers, the investment adviser, distributor, and other agents will continue to serve Cash Reserves in their current capacities. The Portfolio Manager of Cash Reserves is expected to continue to be responsible for portfolio management after the Reorganization.

All of the current investments of FDIT are permissible investments for Cash Reserves. Nevertheless, if shareholders approve the Reorganization, FMR may sell certain securities held by FDIT and purchase other securities. Transaction costs associated with such adjustments that occur between shareholder approval and the Closing Date will be borne by the fund that incurred them. Transaction costs associated with such adjustments that occur after the Closing Date will be borne by Cash Reserves.

Purchases and Redemptions

The price to buy one share of each fund is that fund's net asset value per share (NAV). Each fund's shares are sold without a sales charge. Shares are purchased at the next NAV calculated after an investment is received in proper form. Each fund's NAV is normally calculated at the close of business of NYSE, normally 4:00 p.m. Eastern time.

 Both funds value their portfolio securities on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the funds maintain a share price of $1.00. However, there is no guarantee that the funds will be able to do so.

The price to sell one share of each fund is the fund's NAV. Shares are sold at the next NAV calculated after an order is received in proper form. No sales charge is assessed by either fund upon redemption. However, Cash Reserves has a $5.00 fee for wire redemptions.

 On April 16, 2001, FDIT closed to new accounts (except Fidelity Portfolio Advisory ServicesSM Accounts) pending the Reorganization. FDIT shareholders as of that date can continue to purchase shares of the fund. Shareholders of each fund may redeem shares through the Closing Date of the Reorganization. If the Reorganization is approved, the purchase and redemption policies of Cash Reserves will remain unchanged.

Upon the Reorganization, Cash Reserves will be the core account for shareholders currently using FDIT for that purpose. Current FDIT core account shareholders who do not wish to have Cash Reserves for their core account should contact Fidelity prior to the Reorganization.

Refer to each fund's Prospectus for more information regarding how to buy and redeem shares.

Exchanges

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

The exchange privilege currently offered by each fund is the same and is not expected to change after the Reorganization. Shareholders of the funds may exchange their shares of the fund for shares of any other Fidelity fund available in a shareholder's state.

Dividends and Other Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gains distributions.

Distributions by each fund consist primarily of dividends. Each fund normally declares dividends daily and pays them monthly. On or before the Closing Date, FDIT may declare additional dividends or other distributions in order to distribute substantially all of its investment company taxable income and net realized capital gain.

Federal Income Tax Consequences of the Reorganization

Each fund has received an opinion of its counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). Accordingly, no gain or loss will be recognized to the funds or their shareholders as a result of the Reorganization. Please see the section entitled "Federal Income Tax Considerations" for more information.

As of its fiscal year end (August 31, 2000), FDIT had a capital loss carryforward of approximately $1,128,000. As of its fiscal year end (November 30, 2000), Cash Reserves had a capital loss carryforward of approximately $1,582,000. Under current federal tax law, Cash Reserves may be limited to using only a portion, if any, of its capital loss carryforward or the capital loss carryforward transferred by FDIT at the time of the Reorganization ("capital loss carryforward"). There is no assurance that Cash Reserves will be able to realize sufficient capital gains to use the capital loss carryforward before they expire. The capital loss carryforward attributable to FDIT will expire between June 21, 2001 and November 30, 2007. The capital loss carryforward attributable to Cash Reserves will expire between November 30, 2002 and November 30, 2004.

COMPARISON OF PRINCIPAL RISK FACTORS

Many factors affect each fund's performance. A fund's yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. While the funds have insurance coverage for specified types of losses related to default or bankruptcy on certain securities, the funds may incur losses regardless of the insurance. Each fund's performance may also be significantly affected by issuer-specific changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities.

Both funds may invest more than 25% of their total assets in the financial services industries. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

The primary difference between the two funds' investment policies is that Cash Reserves can invest in U.S. dollar-denominated money market securities of domestic and foreign issuers whereas FDIT follows a policy of investing in money market securities of domestic issuers only. Money market securities, whether foreign or domestic, are high quality securities. However, as with any foreign investment, there may be an increased risk associated with entities located in foreign countries that provide credit support or a maturity-shortening structure as well as issuers located in foreign countries. Extensive public information about a foreign issuer may not always be available and unfavorable political, economic, or governmental developments could affect the value of the security.

THE PROPOSED TRANSACTION

TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN FDIT AND CASH RESERVES.

Reorganization Plan

The terms and conditions under which the proposed transaction may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Exhibit 1 to this Proxy Statement.

The Agreement contemplates (a) Cash Reserves acquiring as of the Closing Date all of the assets of FDIT in exchange solely for shares of Cash Reserves and the assumption by Cash Reserves of FDIT's liabilities; and (b) the distribution of shares of Cash Reserves to the shareholders of FDIT as provided for in the Agreement.

The assets of FDIT to be acquired by Cash Reserves include all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by FDIT, and any deferred or prepaid expenses shown as an asset on the books of FDIT on the Closing Date. Cash Reserves will assume from FDIT all liabilities, debts, obligations, and duties of FDIT of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in the Agreement; provided, however, that FDIT will use its best efforts, to the extent practicable, to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business. Cash Reserves will deliver Cash Reserves shares to FDIT, which shares FDIT will then distribute to its shareholders so that each FDIT shareholder will receive the number of full and fractional Cash Reserves shares equal to the number of full and fractional shares of FDIT held by such shareholder as of the Closing Date.

The value of FDIT's assets to be acquired by Cash Reserves, the amount of its liabilities to be assumed by Cash Reserves and the share price of a Cash Reserves' share will be determined as of the close of business of the NYSE on the Closing Date. Portfolio securities will be valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than at its current market value. The amortized cost value of an instrument may be higher or lower than the price a fund would receive if it sold the instrument. If the Board of Trustees of FDIT and the Board of Trustees of Cash Reserves believe that a deviation from a fund's amortized cost per share may result in dilution or other unfair results to shareholders, the Boards have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results.

As of the Closing Date, FDIT will distribute to its shareholders of record the shares of Cash Reserves it received, so that each FDIT shareholder will receive the number of full and fractional shares of Cash Reserves equal to the number of full and fractional shares of FDIT held by such shareholder on the Closing Date. FDIT will be liquidated as soon as practicable thereafter. Such distribution will be accomplished by opening accounts on the books of Cash Reserves in the names of the FDIT shareholders and by transferring thereto shares of Cash Reserves. Each FDIT shareholder's account will be credited with the number of full and fractional shares (rounded to the third decimal place) of Cash Reserves due that shareholder. Cash Reserves will not issue certificates representing its shares in connection with such exchange.

Accordingly, immediately after the Reorganization, each former FDIT shareholder will own the number of Cash Reserves shares equal to the number of that shareholder's shares in FDIT immediately prior to the Reorganization. The share price of Cash Reserves will be unchanged by the transaction. Thus, the Reorganization will not result in a dilution of any shareholder interest.

Any transfer taxes payable upon issuance of shares of Cash Reserves in a name other than that of the registered holder of the shares on the books of FDIT as of that time shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of FDIT is and will continue to be its responsibility up to and including the Closing Date and such later date on which FDIT is liquidated.

Pursuant to its management contract with FMR, FDIT will bear the cost of the Reorganization, including professional fees, expenses associated with the filing of registration statements, and the cost of soliciting proxies for the Meeting, which will consist principally of printing and mailing prospectuses and proxy statements, together with the cost of any supplementary solicitation. There may be some transaction costs associated with portfolio adjustments to FDIT and Cash Reserves due to the Reorganization prior to the Closing Date which will be borne by FDIT and Cash Reserves, respectively. Any transaction costs associated with portfolio adjustments to FDIT and Cash Reserves due to the Reorganization which occur after the Closing Date and any additional merger-related costs attributable to Cash Reserves which occur after the Closing Date will be borne by Cash Reserves. The funds may recognize a taxable gain or loss on the disposition of securities pursuant to these portfolio adjustments. See the section entitled "Reasons for the Reorganization."

The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by a fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment that may have a materially adverse effect on the shareholders' interests may be made subsequent to the Meeting.

Reasons for the Reorganization

The Boards of Trustees (the Boards) of the funds have determined that the Reorganization is in the best interests of the shareholders of both funds and that the Reorganization will not result in a dilution of the interests of shareholders of either fund.

In considering the Reorganization, the Boards considered a number of factors, including the following:

(1) the compatibility of the funds' investment objectives and policies;

(2) the historical performance of the funds;

(3) the management fees and relative expense ratios of the funds;

(4) the costs to be incurred by each fund as a result of the Reorganization;

(5) the tax consequences of the Reorganization;

(6) the relative size of the funds;

(7) the consolidation of similar funds;

(8) the impact of changes to the Fidelity money market product line on the funds and their shareholders; and

(9) the benefit to FMR and to the shareholders of the funds.

FMR recommended the Reorganization to the Boards at a meeting of the Boards on February 15, 2001. In recommending the Reorganization, FMR advised the Boards that the funds have substantially the same investment objectives, policies, and investment portfolios. Both seek as high a level of current income as is consistent with the preservation of capital and liquidity and both invest primarily in U.S. dollar-denominated money market securities and repurchase agreements. The main difference is that FDIT currently follows a policy of investing in securities of domestic issuers while Cash Reserves has more flexibility to invest in securities of non-U.S. issuers. The Boards considered that the inclusion of non-U.S. securities should not make a material difference in the relative risk levels of the funds as these securities still must be U.S. dollar-denominated and of money market quality.

The Boards also considered that the proposed Reorganization would provide FDIT shareholders with significantly lower management fees. The Boards weighed this against the fact that Cash Reserves' transfer agency fees are higher than those of FDIT. They also considered the fact that the combined fund may have higher or lower total expenses for FDIT shareholders in any given year in the future depending on gross yields.

Finally, the Boards considered the proposed Reorganization in the context of simplifying the Fidelity money market line of funds by consolidating similar funds. While the consolidation of similar funds potentially would benefit FMR, it should benefit shareholders by facilitating increased operational efficiencies.

Description of the Securities to be Issued

Cash Reserves is one of two funds of Fidelity Phillips Street Trust, an open-end management investment company registered with the Securities and Exchange Commission (the Commission). Fidelity Phillips Street Trust's Trustees are authorized to issue an unlimited number of shares of beneficial interest of separate series. Each share of Cash Reserves represents an equal proportionate interest with each other share of the fund, and each such share of Cash Reserves is entitled to equal voting, dividend, liquidation, and redemption rights. Each shareholder of the fund is entitled to one vote for each dollar value of net asset value of the fund that shareholder owns. Shares of Cash Reserves have no preemptive or conversion rights. The voting and dividend rights, the right of redemption, and the privilege of exchange are described in the fund's Prospectus. Shares are fully paid and nonassessable, except as set forth in the fund's Statement of Additional Information under the heading "Shareholder and Trustee Liability."

Fidelity Phillips Street Trust does not hold annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholder meeting for the election of Trustees. Under the 1940 Act, shareholders of record of at least two-thirds of the outstanding shares of an investment company may remove a Trustee by votes cast in person or by proxy at a meeting called for that purpose. The Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Trustee when requested in writing to do so by the shareholders of record holding at least 10% of the trust's outstanding shares.

Federal Income Tax Considerations

The exchange of FDIT's assets for Cash Reserves' shares and the assumption of the liabilities of FDIT by Cash Reserves is intended to qualify for federal income tax purposes as a tax-free reorganization under the Code. The funds have received an opinion from Kirkpatrick & Lockhart LLP, counsel to FDIT and Cash Reserves, substantially to the effect that:

(i) The acquisition by Cash Reserves of all of the assets of FDIT solely in exchange for Cash Reserves shares and the assumption by Cash Reserves of FDIT's liabilities, followed by the distribution by FDIT of Cash Reserves shares to the shareholders of FDIT pursuant to the liquidation of FDIT and constructively in exchange for their FDIT shares, will constitute a reorganization within the meaning of section 368(a)(1)(C) of the Code, and FDIT and Cash Reserves will each be "a party to a reorganization" within the meaning of section 368(b) of the Code;

(ii) No gain or loss will be recognized by FDIT upon the transfer of all of its assets to Cash Reserves in exchange solely for Cash Reserves shares and Cash Reserves' assumption of FDIT's liabilities, followed by FDIT's subsequent distribution of those shares to shareholders in liquidation of FDIT;

(iii) No gain or loss will be recognized by Cash Reserves upon the receipt of the assets of FDIT in exchange solely for Cash Reserves shares and its assumption of FDIT's liabilities;

(iv) The shareholders of FDIT will recognize no gain or loss upon the exchange of their FDIT shares solely for Cash Reserves shares;

(v) The basis of FDIT's assets in the hands of Cash Reserves will be the same as the basis of those assets in the hands of FDIT immediately prior to the Reorganization, and the holding period of those assets in the hands of Cash Reserves will include the holding period of those assets in the hands of FDIT;

(vi) The basis of FDIT shareholders in Cash Reserves shares will be the same as their basis in FDIT shares to be surrendered in exchange therefor; and

(vii) The holding period of the Cash Reserves shares to be received by the FDIT shareholders will include the period during which the FDIT shares to be surrendered in exchange therefor were held, provided such FDIT shares were held as capital assets by those shareholders on the date of the Reorganization.

Shareholders of FDIT should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization

The following table shows the capitalization of the funds as of November 30, 2000 and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.

	Net Assets	NAV Per Share	Shares Outstanding
FDIT	$ 3,168,808,016	$ 1.00	3,169,145,234
Cash Reserves	$ 44,214,438,511	$ 1.00	44,214,792,426
Combined Fund Pro Forma	$ 47,383,246,527	$ 1.00	47,383,937,660

Conclusion

The Agreement and Plan of Reorganization and the transactions provided for therein were approved by the Board of Trustees of Fidelity Union Street Trust II and Fidelity Phillips Street Trust at a meeting held on February 15, 2001. The Boards of both funds determined that the proposed Reorganization is in the best interests of shareholders of each fund and that the interests of existing shareholders of the funds would not be diluted as a result of the Reorganization. In the event that the Reorganization is not consummated, FDIT will continue to engage in business as a fund of a registered investment company and the Board of Fidelity Union Street Trust II will consider other proposals for the reorganization or liquidation of the fund.

ADDITIONAL INFORMATION ABOUT CASH RESERVES

Cash Reserves' Prospectus dated January 29, 2001, is enclosed with this Proxy Statement and is incorporated herein by reference. The Prospectus contains additional information about the fund including its investment objective and policies, investment adviser, advisory fees and expenses, organization, and procedures for purchasing and redeeming shares. The Prospectus also contains Cash Reserves' financial highlights for the fiscal year ended November 30, 2000, as shown below:

FINANCIAL HIGHLIGHTS

Cash Reserves

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
 Net investment income	.060	.048	.052	.052	.051
Less Distributions
From net investment income	(.060)	(.048)	(.052)	(.052)	(.051)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	6.13%	4.94%	5.34%	5.30%	5.18%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 44,214	$ 37,981	$ 30,700	$ 23,498	$ 21,241
Ratio of expenses to average net assets	.46%	.44%	.47%	.49%	.51%
Ratio of expenses to average net assets after expense reductions	.46%	.44%	.47%	.48% B	.51%
Ratio of net investment income to average net assets	5.97%	4.85%	5.20%	5.22%	5.06%

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

MISCELLANEOUS

Legal Matters. Certain legal matters in connection with the issuance of Cash Reserves shares have been passed upon by Kirkpatrick & Lockhart LLP, counsel to the trust.

Experts. The audited financial statements of FDIT and Cash Reserves incorporated by reference into the Statements of Additional Information, have been examined by PricewaterhouseCoopers LLP, independent accountants, whose report thereon are included in the Annual Report to Shareholders for the fiscal year ended August 31, 2000 and November 30, 2000, respectively. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on their reports given on their authority as experts in auditing and accounting.

Available Information. Fidelity Union Street Trust II and Fidelity Phillips Street Trust are each subject to the informational requirements of the Securities and Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports, proxy material, and other information with the Commission. Such reports, proxy material, and other information can be inspected and copied at the Public Reference Room maintained by the Commission at 450 Fifth Street, N.W., Washington D.C. 20549 and 7 World Trade Center, New York, NY 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington D.C. 20549, at prescribed rates.

Notice to Banks, Broker-Dealers and Voting Trustees and their Nominees. Please advise Fidelity Union Street Trust II, in care of Fidelity Services Company, P.O. Box 789, Boston, MA 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and the Cash Reserves Prospectus you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Attachment 1

EXCERPTS FROM THE ANNUAL REPORT OF FIDELITY CASH RESERVES
DATED NOVEMBER 30, 2000

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Cash Reserves	6.13%	5.38%	4.93%
All Taxable Money Market Funds Average	5.81%	5.13%	4.69%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

Yields

	11/28/00	8/29/00	5/30/00	2/29/00	11/30/99
Fidelity Cash Reserves	6.24%	6.26%	6.15%	5.53%	5.32%
All Taxable Money Market Funds Average	6.02%	6.00%	5.76%	5.27%	5.03%
	11/29/00	8/30/00	5/31/00	3/1/00	12/1/99
MMDA	2.14%	2.12%	2.10%	2.09%	2.07%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The table above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account (MMDA) average. Figures for the all taxable money market funds average are from iMoneyNet, Inc. The MMDA average is supplied by BANK RATE MONITOR(TM).

A money market fund's total returns and yields will vary, and reflect past results rather than predict future performance.

An interview with John Todd, Portfolio Manager of Fidelity Cash Reserves

Q. John, what was the investment environment like during the year that ended November 30, 2000?

A. During the first half of the period, the Federal Reserve Board raised short-term interest rates in an attempt to harness economic growth and temper inflationary pressures. From mid-1999 through May 2000, the Fed increased the benchmark fed funds target rate by 1.75 percentage points in a series of six separate moves. At the time of the Fed's last move, market observers expected that the Fed would continue to push rates higher through the end of 2000. This view proved to be unfounded, however, as the Fed decided it could tolerate faster economic growth, thanks in part to accelerating productivity that helped contain inflation. Consequently, the Fed decided during the summer to pause and assess the effects of its prior actions, and it remained on the sidelines as the fall's election approached. When the Fed decided to keep rates unchanged in August, it reaffirmed what had become the market's newfound belief that the Fed would keep rates steady for the balance of the year. Data continued to confirm that economic growth was moderating from the rapid pace we had seen in the first half of 2000. Several reasons were cited for this slowdown: the Fed rate increases raised borrowing costs; rising energy prices reduced consumers' disposable income; and raw materials costs hurt corporate earnings and stock market performance. Further, declining financial asset prices cut into disposable income, dampening economic growth. In spite of the slowdown, economic growth remained solid and inflation remained benign despite rising energy prices and a strong labor market. Productivity growth was credited for muting the inflationary effects typically sparked by low unemployment and rising wages and benefits. While the Fed maintained a bias toward raising rates during most of the second half of the period, evidence of softening economic growth both here and abroad prompted many investors to conclude that the next Fed move would be a rate cut.

Q. What was your strategy with the fund?

A. During the first half of the year, I kept the fund's average maturity relatively short, aiming to invest in as many securities as possible that matured right around the dates when the Fed held its Open Market Committee meetings. By doing so, I was able to re-invest maturing assets in securities offering increasing yields. Moving into the second quarter, investors were rewarded with higher yields for investing in longer-term securities. At that time, I extended the average maturity of the fund by buying six-month and one-year securities that I felt adequately compensated the fund given my interest-rate outlook. Once market sentiment shifted, investors were no longer rewarded for taking on the added risk of investing in longer-term money market securities. During the summer, I allowed the fund's average maturity to shorten because I did not feel the Fed would cut rates in the near term. Near the end of November, however, I started purchasing some longer-term paper to lock in higher yields in anticipation of declining rates.

Q. How did the fund perform?

A. The fund's seven-day yield on November 30, 2000, was 6.24%, compared to 5.32% 12 months ago. For the 12 months that ended November 30, 2000, the fund had a total return of 6.13%, compared to 5.81% for the all taxable money market funds average, according to iMoneyNet, Inc.

Q. What's your outlook, John?

A. Even though core inflation has started to creep up a bit, prices generally have stayed steady. The economy is slowing, and the big question at this point is just how much the economy will slow down. The magnitude and duration of the slowdown, as well as credit market behavior during the next few months, will play a big role in determining the future course of Fed policy. If recent turbulent market action continues and threatens to slow economic growth further, or if the economy slows too quickly, the Fed is likely to reduce rates. However, if markets stabilize the Fed would probably welcome slower growth at levels it feels comfortable would further dampen inflationary pressures.

The views expressed in this report reflect those of the portfolio manager only through November 30, 2000 and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

EXHIBIT 1

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of April 27, 2001, by and between Union Street Trust II, a Delaware business trust, on behalf of its series Fidelity Daily Income Trust (FDIT), and Fidelity Phillips Street Trust, a Delaware business trust, on behalf of its series Fidelity Cash Reserves (Cash Reserves). Fidelity Union Street Trust II and Fidelity Phillips Street Trust may be referred to herein collectively as the "Trusts" or each individually as a "Trust." The Trusts are duly organized business trusts under the laws of the State of Delaware with their principal place of business at 82 Devonshire Street, Boston, Massachusetts 02109. Cash Reserves and FDIT may be referred to herein collectively as the "Funds" or each individually as the "Fund."

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of FDIT to Cash Reserves solely in exchange for shares of beneficial interest in Cash Reserves (the Cash Reserves Shares) and the assumption by Cash Reserves of FDIT's liabilities; and (b) the constructive distribution of such shares by FDIT pro rata to its shareholders in complete liquidation and termination of FDIT in exchange for all of FDIT's outstanding shares. The foregoing transactions are referred to herein as the "Reorganization."

In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF FDIT. FDIT represents and warrants to and agrees with Cash Reserves that:

(a) FDIT is a series of Fidelity Union Street Trust II, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity Union Street Trust II is an open-end, management investment company duly registered under the Investment Company Act of 1940, as amended (the 1940 Act), and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of FDIT dated October 23, 2000 and the Prospectus Supplement of FDIT dated February 22, 2001, previously furnished to Cash Reserves, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of FDIT, threatened against FDIT which assert liability on the part of FDIT. FDIT knows of no facts which might form the basis for the institution of such proceedings;

(e) FDIT is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Trust Instrument or By-laws, or, to the knowledge of FDIT, of any agreement, indenture, instrument, contract, lease, or other undertaking to which FDIT is a party or by which FDIT is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which FDIT is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments of FDIT at August 31, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to Cash Reserves together with such unaudited financial statements and schedule of investments for the six month period ended February 28, 2001. Said Statements of Assets and Liabilities and Schedules of Investments fairly present the Fund's financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) FDIT has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of August 31, 2000 and those incurred in the ordinary course of FDIT's business as an investment company since February 28, 2001;

(h) The registration statement (Registration Statement) filed with the Securities and Exchange Commission (Commission) by Fidelity Phillips Street Trust on Form N-14 relating to the shares of Cash Reserves issuable hereunder and the proxy statement of FDIT included therein (Proxy Statement), on the effective date of the Registration Statement and insofar as they relate to FDIT (i) comply in all material respects with the provisions of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act, and the rules and regulations thereunder, and (ii) do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the prospectus contained in the Registration Statement of which the Proxy Statement is a part (the Prospectus), as amended or supplemented, insofar as it relates to FDIT, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) All material contracts and commitments of FDIT (other than this Agreement) will be terminated without liability to FDIT prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

(j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by FDIT of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(k) FDIT has filed or will file all federal and state tax returns which, to the knowledge of FDIT's officers, are required to be filed by FDIT and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of FDIT's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) FDIT has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on the Closing Date;

(m) All of the issued and outstanding shares of FDIT are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Delaware law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of FDIT will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Cash Reserves in accordance with this Agreement;

(n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, FDIT will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of FDIT to be transferred to Cash Reserves pursuant to this Agreement. As of the Closing Date, subject only to the delivery of FDIT's portfolio securities and any such other assets as contemplated by this Agreement, Cash Reserves will acquire FDIT's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to Cash Reserves) and without any restrictions upon the transfer thereof; and

(o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of FDIT, and this Agreement constitutes a valid and binding obligation of FDIT enforceable in accordance with its terms, subject to shareholder approval.

2. REPRESENTATIONS AND WARRANTIES OF CASH RESERVES. Cash Reserves represents and warrants to and agrees with FDIT that:

(a) Cash Reserves is a series of Fidelity Phillips Street Trust, a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Fidelity Phillips Street Trust is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus and Statement of Additional Information of Cash Reserves dated January 29, 2001 and the Statement of Additional Information Supplement of Cash Reserves dated March 23, 2001, previously furnished to FDIT did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Cash Reserves, threatened against Cash Reserves which assert liability on the part of Cash Reserves. Cash Reserves knows of no facts which might form the basis for the institution of such proceedings;

(e) Cash Reserves is not in, and the execution, delivery, and performance of this Agreement will not result in, violation of any provision of its Amended and Restated Trust Instrument or By-laws, or, to the knowledge of Cash Reserves, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Cash Reserves is a party or by which Cash Reserves is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Cash Reserves is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments of Cash Reserves at November 30, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to FDIT. Said Statement of Assets and Liabilities and Schedule of Investments fairly present its financial position as of such date and said Statement of Operations, Statement of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Cash Reserves has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of November 30, 2000 and those incurred in the ordinary course of Cash Reserves' business as an investment company since November 30, 2000;

(h) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Cash Reserves of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(i) Cash Reserves has filed or will file all federal and state tax returns which, to the knowledge of Cash Reserves' officers, are required to be filed by Cash Reserves and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Cash Reserves' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) Cash Reserves has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for all prior taxable years and intends to meet such requirements for its current taxable year ending on November 30, 2001;

(k) As of the Closing Date, the shares of beneficial interest of Cash Reserves to be issued to FDIT will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable (except as disclosed in the Fund's Statement of Additional Information) by Cash Reserves, and no shareholder of Cash Reserves will have any preemptive right of subscription or purchase in respect thereof;

(l) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of Cash Reserves, and this Agreement constitutes a valid and binding obligation of Cash Reserves enforceable in accordance with its terms, subject to approval by the shareholders of FDIT;

(m) The Registration Statement and the Proxy Statement, on the effective date of the Registration Statement and insofar as they relate to Cash Reserves, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Prospectus, as amended or supplemented, insofar as it relates to Cash Reserves, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) The issuance of the Cash Reserves Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws; and

(o) All of the issued and outstanding shares of beneficial interest of Cash Reserves have been offered for sale and sold in conformity with the federal securities laws.

3. REORGANIZATION.

(a) Subject to the requisite approval of the shareholders of FDIT and to the other terms and conditions contained herein, FDIT agrees to assign, sell, convey, transfer, and deliver to Cash Reserves as of the Closing Date all of the assets of FDIT of every kind and nature existing on the Closing Date. Cash Reserves agrees in exchange therefor: (i) to assume all of FDIT's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to FDIT the number of full and fractional shares of Cash Reserves equal to the number of full and fractional shares of FDIT then outstanding.

(b) The assets of FDIT to be acquired by Cash Reserves shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by FDIT, and any deferred or prepaid expenses shown as an asset on the books of FDIT on the Closing Date. FDIT will pay or cause to be paid to Cash Reserves any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to Cash Reserves hereunder, and Cash Reserves will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

(c) The liabilities of FDIT to be assumed by Cash Reserves shall include (except as otherwise provided for herein) all of FDIT's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, FDIT agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

(d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, FDIT will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time on the Closing Date, the Cash Reserves Shares in exchange for such shareholders' shares of beneficial interest in FDIT and FDIT will be liquidated in accordance with FDIT's Amended and Restated Trust Instrument. Such distribution shall be accomplished by the Funds' transfer agent opening accounts on Cash Reserves' share transfer books in the names of the FDIT shareholders and transferring the Cash Reserves Shares thereto. Each FDIT shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Cash Reserves Shares due that shareholder. All outstanding FDIT shares, including any represented by certificates, shall simultaneously be canceled on FDIT's share transfer records. Cash Reserves shall not issue certificates representing the Cash Reserves Shares in connection with the Reorganization.

(e) Any reporting responsibility of FDIT is and shall remain its responsibility up to and including the date on which it is terminated.

(f) Any transfer taxes payable upon issuance of the Cash Reserves Shares in a name other than that of the registered holder on FDIT's books of the FDIT shares constructively exchanged for the Cash Reserves Shares shall be paid by the person to whom such Cash Reserves Shares are to be issued, as a condition of such transfer.

4. VALUATION.

(a) The Valuation Time shall be as of the close of business of the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (the Valuation Time).

(b) As of the Closing Date, Cash Reserves will deliver to FDIT the number of Cash Reserves Shares equal to the number of full and fractional shares of FDIT then outstanding.

(c) The net asset value per share of the Cash Reserves Shares to be delivered to FDIT, the value of the assets of FDIT transferred hereunder, and the value of the liabilities of FDIT to be assumed hereunder shall in each case be determined as of the Valuation Time.

(d) The net asset value per share of the Cash Reserves Shares shall be computed in the manner set forth in the then-current Cash Reserves Prospectus and Statement of Additional Information, and the value of the assets and liabilities of FDIT shall be computed in the manner set forth in the then-current FDIT Prospectus and Statement of Additional Information.

(e) All computations pursuant to this Section shall be made by or under the direction of Fidelity Service Company, Inc., a wholly-owned subsidiary of FMR Corp., in accordance with its regular practice as pricing agent for FDIT and Cash Reserves.

5. FEES; EXPENSES.

(a) FDIT shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement. Any expenses incurred in connection with the transactions contemplated by this Agreement which may be attributable to Cash Reserves will be borne by Cash Reserves.

(b) Each of Cash Reserves and FDIT represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6. CLOSING DATE.

(a) The Reorganization, together with related acts necessary to consummate the same (the Closing), unless otherwise provided herein, shall occur at the principal office of the Trusts, 82 Devonshire Street, Boston, Massachusetts, as of the Valuation Time on June 21, 2001, or at some other time, date, and place agreed to by FDIT and Cash Reserves (the Closing Date).

(b) In the event that on the Closing Date: (i) any of the markets for securities held by the Funds is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of FDIT and the net asset value per share of Cash Reserves is impracticable, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

7. SHAREHOLDER MEETING AND TERMINATION OF FDIT.

(a) FDIT agrees to call a meeting of its shareholders after the effective date of the Registration Statement, to consider transferring its assets to Cash Reserves as herein provided, adopting this Agreement, and authorizing the liquidation of FDIT.

(b) FDIT agrees that as soon as reasonably practicable after distribution of the Cash Reserves Shares, FDIT shall be terminated as a series of Fidelity Union Street Trust II pursuant to its Amended and Restated Trust Instrument, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date FDIT shall not conduct any business except in connection with its liquidation and termination.

8. CONDITIONS TO OBLIGATIONS OF CASH RESERVES. The obligations of Cash Reserves hereunder shall be subject to the following conditions:

(a) That FDIT furnishes to Cash Reserves a statement, dated as of the Closing Date, signed by an officer of Fidelity Union Street Trust II, certifying that as of the Valuation Time and the Closing Date all representations and warranties of FDIT made in this Agreement are true and correct in all material respects and that FDIT has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

(b) That FDIT furnishes Cash Reserves with copies of the resolutions, certified by an officer of Fidelity Union Street Trust II, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of FDIT;

(c) That, on or prior to the Closing Date, FDIT will declare one or more dividends or distributions which, together with all previous such dividends or distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of FDIT substantially all of FDIT's investment company taxable income and all of its net realized capital gain, if any, as of the Closing Date;

(d) That FDIT shall deliver to Cash Reserves at the Closing a statement of its assets and liabilities, together with a list of its portfolio securities showing each such security's adjusted tax basis and holding period by lot, with values determined as provided in Section 4 of this Agreement, all as of the Valuation Time, certified on FDIT's behalf by its Treasurer or Assistant Treasurer;

(e) That FDIT's custodian shall deliver to Cash Reserves a certificate identifying the assets of FDIT held by such custodian as of the Valuation Time on the Closing Date and stating that as of the Valuation Time: (i) the assets held by the custodian will be transferred to Cash Reserves; (ii) FDIT's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

(f) That FDIT's transfer agent shall deliver to Cash Reserves at the Closing a certificate setting forth the number of shares of FDIT outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

(g) That FDIT calls a meeting of its shareholders to be held after the effective date of the Registration Statement, to consider transferring its assets to Cash Reserves as herein provided, adopting this Agreement, and authorizing the liquidation and termination of FDIT;

(h) That FDIT delivers to Cash Reserves a certificate of an officer of Fidelity Union Street Trust II, dated as of the Closing Date, that there has been no material adverse change in FDIT's financial position since August 31, 2000, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and

(i) That all of the issued and outstanding shares of beneficial interest of FDIT shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of FDIT or its transfer agent by Cash Reserves or its agents shall have revealed otherwise, FDIT shall have taken all actions that in the opinion of Cash Reserves are necessary to remedy any prior failure on the part of FDIT to have offered for sale and sold such shares in conformity with such laws.

9. CONDITIONS TO OBLIGATIONS OF FDIT.

(a) That Cash Reserves shall have executed and delivered to FDIT an Assumption of Liabilities, certified by an officer of Fidelity Phillips Street Trust, dated as of the Closing Date pursuant to which Cash Reserves will assume all of the liabilities of FDIT existing at the Valuation Time in connection with the transactions contemplated by this Agreement;

(b) That Cash Reserves furnishes to FDIT a statement, dated as of the Closing Date, signed by an officer of Fidelity Phillips Street Trust, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Cash Reserves made in this Agreement are true and correct in all material respects, and Cash Reserves has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

(c) That FDIT shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to FDIT and Cash Reserves, to the effect that the Cash Reserves Shares are duly authorized and upon delivery to FDIT as provided in this Agreement will be validly issued and will be fully paid and nonassessable by Cash Reserves (except as disclosed in Cash Reserves' Statement of Additional Information) and no shareholder of Cash Reserves has any preemptive right of subscription or purchase in respect thereof.

10. CONDITIONS TO OBLIGATIONS OF CASH RESERVES AND FDIT.

(a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of FDIT;

(b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities and including "no action" positions of such federal or state authorities) deemed necessary by Cash Reserves or FDIT to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Cash Reserves or FDIT, provided that either party hereto may for itself waive any of such conditions;

(c) That all proceedings taken by either Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;

(e) That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of Cash Reserves and FDIT, threatened by the Commission; and

(f) That Cash Reserves and FDIT shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to Cash Reserves and FDIT that for federal income tax purposes:

(i) The Reorganization will be a reorganization under Section 368(a)(1)(C) of the Code, and FDIT and Cash Reserves will each be parties to the Reorganization under Section 368(b) of the Code;

(ii) No gain or loss will be recognized by FDIT upon the transfer of all of its assets to Cash Reserves in exchange solely for the Cash Reserves Shares and the assumption of FDIT's liabilities followed by the distribution of those Cash Reserves Shares to the shareholders of FDIT in liquidation of FDIT;

(iii) No gain or loss will be recognized by Cash Reserves on the receipt of FDIT's assets in exchange solely for the Cash Reserves Shares and the assumption of FDIT's liabilities;

(iv) The basis of FDIT's assets in the hands of Cash Reserves will be the same as the basis of such assets in FDIT's hands immediately prior to the Reorganization;

(v) Cash Reserves' holding period in the assets to be received from FDIT will include FDIT's holding period in such assets;

(vi) A FDIT shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in FDIT for the Cash Reserves Shares in the Reorganization;

(vii) A FDIT shareholder's basis in the Cash Reserves Shares to be received by him or her will be the same as his or her basis in the FDIT shares exchanged therefor; and

(viii) A FDIT shareholder's holding period for his or her Cash Reserves Shares will include the holding period of FDIT shares exchanged, provided that those FDIT shares were held as capital assets on the date of the Reorganization.

Notwithstanding anything herein to the contrary, neither FDIT nor Cash Reserves may waive the conditions set forth in this Subsection 10(f).

11. COVENANTS OF CASH RESERVES AND FDIT.

(a) Cash Reserves and FDIT each covenants to operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions;

(b) FDIT covenants that it is not acquiring the Cash Reserves Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

(c) FDIT covenants that it will assist Cash Reserves in obtaining such information as Cash Reserves reasonably requests concerning the beneficial ownership of FDIT's shares; and

(d) FDIT covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Trust Instrument in accordance with applicable law and after the Closing Date, FDIT will not conduct any business except in connection with its liquidation and termination.

12. TERMINATION; WAIVER.

Cash Reserves and FDIT may terminate this Agreement by mutual agreement. In addition, either Cash Reserves or FDIT may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

In the event of any such termination, there shall be no liability for damages on the part of FDIT or Cash Reserves, or their respective Trustees or officers.

13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

(a) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Delaware.

(b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Cash Reserves or FDIT; provided, however, that following the shareholders' meeting called by FDIT pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Cash Reserves Shares to be paid to FDIT shareholders under this Agreement to the detriment of such shareholders without their further approval.

(c) Except as otherwise provided herein, either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14. TRUST INSTRUMENTS.

A copy of each Fund's Trust Instrument, as restated and amended, is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this instrument is executed on behalf of the Trustees of each Fund as trustees and not individually and that the obligations of each Fund under this instrument are not binding upon any of such Fund's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund. Each Fund agrees that its obligations hereunder apply only to such Fund and not to its shareholders individually, to the Trustees of such Fund or to any other series of the Trusts.

15. ASSIGNMENT.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer.

[SIGNATURE LINES OMITTED]]

FDIT-pxs-0401 CUSIP #316448109 / FUND #31
1.756439.100

Important Proxy Material

PLEASE CAST YOUR VOTE NOW!

Dear Shareholder:

I am writing to ask you for your vote on an important proposal to merge Fidelity Daily Income Trust into Fidelity Cash Reserves. A shareholder meeting is scheduled for June 13, 2001. Votes received in time to be counted at the meeting will decide whether the merger takes place. This package contains information about the proposal and includes all the materials you will need to vote by mail.

The funds' Board of Trustees has reviewed the proposed merger and has recommended that the proposed merger be presented to shareholders. The Trustees, most of who are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed merger is in shareholders' best interest. However, the final decision is up to you.

The proposed merger would provide shareholders of the Fidelity Daily Income Trust with an opportunity to participate in a larger fund with similar investment objective and policies, a lower, less volatile management fee, and generally lower expected total expenses. The investment objective of each fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity. The principal difference between the funds is that Fidelity Daily Income Trust currently follows a policy of investing in money market securities of U.S. issuers. Fidelity Cash Reserves has the flexibility to invest in U.S. dollar denominated money market securities of any issuer. We have attached a Q&A to assist you in understanding the proposal. The enclosed proxy statement includes a detailed description of the proposed merger.

Please read the enclosed materials and promptly cast your vote on the proxy card(s). You are entitled to one vote for each dollar of net asset value you own of the fund on the record date (April 27, 2001). Your vote is extremely important, no matter how large or small your holdings may be.

Voting by mail is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.

If you have any questions before you vote, please call us at 1-800-544-3198. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your funds.

Sincerely,

Edward C. Johnson 3d

Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposals

Please read the full text of the enclosed proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

Shareholders of the fund are being asked to vote on the following proposal:

1. To approve an Agreement and Plan of Reorganization (the Agreement) between Fidelity Union Street Trust II and Fidelity Phillips Street Trust providing for the merger of Fidelity Daily Income Trust into Fidelity Cash Reserves.

What is the reason for and advantages of this merger?

The proposed merger would simplify the Fidelity money market product line and provide shareholders of Fidelity Daily Income Trust with an opportunity to participate in a larger fund with similar investment objective and policies, a lower, less volatile management fee and generally lower expected total expenses. The funds have had comparable performance, with Fidelity Cash Reserves slightly outperforming Fidelity Daily Income Trust in each of the last six years. Please keep in mind that past performance is no guarantee of future results.

  Calendar Year Total Returns (net of expenses)
	2000	1999	1998	1997	1996	1995
Fidelity Daily Income Trust	6.12%	4.91%	5.22%	5.27%	5.12%	5.65%
Fidelity Cash Reserves	6.19%	4.99%	5.29%	5.34%	5.16%	5.66%

Do the funds being merged have similar investment policies?

Yes. Both Fidelity Daily Income Trust and Fidelity Cash Reserves seek as high a level of current income as is consistent with the preservation of capital and liquidity.

Is the merger considered a taxable event for federal income tax purposes?

Typically, the exchange of shares in a fund merger transaction does not result in a gain or loss for federal income tax purposes.

How will you determine the number of shares of Fidelity Cash Reserves that I will receive?

As of the close of business of the New York Stock Exchange on the Closing Date of the merger, a shareholder will receive the number of full and fractional shares of Fidelity Cash Reserves that is equal to the number of full and fractional shares of Fidelity Daily Income Trust held by the shareholder on that date. The anticipated merger date is June 21, 2001.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date?

To facilitate receiving sufficient votes, we will need to take further action. We, or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve the proposal by the time of the Shareholder Meeting (June 13, 2001), the meeting may be adjourned to permit further solicitation of proxy votes.

Has the fund's Board of Trustees approved the proposal?

Yes. The Board of Trustees has unanimously approved the merger proposal and recommends that you vote to approve the merger.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of Fidelity Daily Income Trust on the record date. The record date is April 27, 2001.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Fidelity at 800-544-3188.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Fidelity®

U.S. Government Reserves

(fund number 050, trading symbol FGRXX)

and

Fidelity

Cash Reserves

(fund number 055, trading symbol FDRXX)

Prospectus

January 29, 2001

(fidelity_logo_graphic)
82 Devonshire Street, Boston, MA 02109

Contents

Fund Summary	<Click Here>	Investment Summary
	<Click Here>	Performance
	<Click Here>	Fee Table
Fund Basics	<Click Here>	Investment Details
	<Click Here>	Valuing Shares
Shareholder Information	<Click Here>	Buying and Selling Shares
	<Click Here>	Exchanging Shares
	<Click Here>	Account Features and Policies
	<Click Here>	Dividends and Capital Gain Distributions
	<Click Here>	Tax Consequences
Fund Services	<Click Here>	Fund Management
	<Click Here>	Fund Distribution
Appendix	<Click Here>	Financial Highlights

Prospectus

Fund Summary

Investment Summary

Investment Objective

U.S. Government Reserves seeks as high a level of current income as is consistent with the security of principal and liquidity.

Principal Investment Strategies

Fidelity Management & Research Company (FMR)'s principal investment strategies include:

  Investing in U.S. Government securities and repurchase agreements for those securities, and entering into reverse repurchase agreements.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Objective

Cash Reserves seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies

FMR's principal investment strategies include:

  Investing in U.S. dollar-denominated money market securities and repurchase agreements, and entering into reverse repurchase agreements.
  Investing more than 25% of total assets in the financial services industries.
  Investing in compliance with industry-standard requirements for money market funds for the quality, maturity, and diversification of investments.

Principal Investment Risks

The fund is subject to the following principal investment risks:

  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Financial Services Exposure. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or the provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

Prospectus

Fund Summary - continued

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Performance

The following information illustrates the changes in each fund's performance from year to year. Returns are based on past results and are not an indication of future performance.

Year-by-Year Returns

U.S. Government Reserves
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	5.65%	3.40%	2.62%	3.85%	5.60%	5.09%	5.29%	5.24%	4.91%	6.08%



During the periods shown in the chart for U.S. Government Reserves, the highest return for a quarter was 1.57% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.61% (quarter ended June 30, 1993).

Cash Reserves
Calendar Years	1991	1992	1993	1994	1995	1996	1997	1998	1999	2000
	6.00%	3.75%	2.94%	3.96%	5.66%	5.16%	5.34%	5.29%	4.99%	6.19%



During the periods shown in the chart for Cash Reserves, the highest return for a quarter was 1.70% (quarter ended March 31, 1991) and the lowest return for a quarter was 0.71% (quarter ended September 30, 1993).

Prospectus

Fund Summary - continued

Average Annual Returns

For the periods ended December 31, 2000	Past 1 year	Past 5 years	Past 10 years
U.S. Government Reserves	6.08%	5.32%	4.77%
Cash Reserves	6.19%	5.39%	4.92%

If FMR had not reimbursed certain fund expenses during these periods, U.S. Government Reserves' returns would have been lower.

Fee Table

The following table describes the fees and expenses that are incurred when you buy, hold, or sell shares of a fund. The annual fund operating expenses provided below for each fund are based on historical expenses, adjusted to reflect current fees. The annual fund operating expenses provided below for U.S. Government Reserves do not reflect the effect of any reduction of certain expenses during the period.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Wire redemption fee	$5.00
Annual account maintenance fee (for accounts under $2,000)	$12.00

Annual fund operating expenses (paid from fund assets)

U.S. Government Reserves	Management fee	0.26%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.20%
	Total annual fund operating expenses	0.46%
Cash Reserves	Management fee	0.26%
	Distribution and Service (12b-1) fee	None
	Other expenses	0.22%
	Total annual fund operating expenses	0.48%

Through arrangements with each fund's custodian and transfer agent, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses would have been 0.45% for U.S. Government Reserves.

This example helps you compare the cost of investing in the funds with the cost of investing in other mutual funds.

Prospectus

Fund Summary - continued

Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder fees and each fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account at the end of each time period indicated:

U.S. Government Reserves	1 year	$ 47
	3 years	$ 148
	5 years	$ 258
	10 years	$ 579
Cash Reserves	1 year	$ 49
	3 years	$ 154
	5 years	$ 269
	10 years	$ 604

Prospectus

Fund Basics

Investment Details

Investment Objective

U.S. Government Reserves seeks as high a level of current income as is consistent with the security of principal and liquidity.

Principal Investment Strategies

FMR invests the fund's assets in U.S. Government securities and repurchase agreements for those securities. FMR also may enter into reverse repurchase agreements for the fund.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Investment Objective

Cash Reserves seeks as high a level of current income as is consistent with the preservation of capital and liquidity.

Principal Investment Strategies

FMR invests the fund's assets in U.S. dollar-denominated money market securities of domestic and foreign issuers and repurchase agreements. FMR also may enter into reverse repurchase agreements for the fund.

FMR will invest more than 25% of the fund's total assets in the financial services industries.

In buying and selling securities for the fund, FMR complies with industry-standard requirements for money market funds regarding the quality, maturity, and diversification of the fund's investments. FMR stresses maintaining a stable $1.00 share price, liquidity, and income.

Description of Principal Security Types

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities.

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Principal Investment Risks

Many factors affect each fund's performance. A fund's yield will change daily based on changes in interest rates and other market conditions. Although each fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of a fund's investments could cause the fund's share price to decrease. While the funds will be charged premiums by a mutual insurance company for coverage of specified types of losses related to default or bankruptcy on certain securities, a fund may incur losses regardless of the insurance. It is important to note that neither the funds' share prices nor their yields are guaranteed by the U.S. Government.

Prospectus

Fund Basics - continued

The following factors can significantly affect a fund's performance:

Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services sector can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

Foreign Exposure. Issuers located in foreign countries and entities located in foreign countries that provide credit support or a maturity-shortening structure can involve increased risks. Extensive public information about the issuer or provider may not be available and unfavorable political, economic, or governmental developments could affect the value of the security.

Financial Services Exposure. Financial services companies are highly dependent on the supply of short-term financing. The value of securities of issuers in the financial services sector can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad.

Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. If the structure of a security fails to function as intended, the security could decline in value.

Fundamental Investment Policies

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

U.S. Government Reserves seeks as high a level of current income as is consistent with the security of principal and liquidity.

Cash Reserves seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in money market instruments.

Prospectus

Fund Basics - continued

Valuing Shares

Each fund is open for business each day the New York Stock Exchange (NYSE) is open.

Each fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates each fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). Each fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that each fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

Each fund's assets are valued on the basis of amortized cost.

Prospectus

Shareholder Information

Buying and Selling Shares

General Information

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.

In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, Fidelity Brokerage Services LLC (FBS LLC). Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

For account, product, and service information, please use the following web site and phone numbers:

  For information over the Internet, visit Fidelity's web site at www.fidelity.com.
  For accessing account information automatically by phone, use Fidelity Automated Service Telephone (FAST®), 1-800-544-5555.
  For exchanges, redemptions, and account assistance, 1-800-544-6666.
  For mutual fund and brokerage information, 1-800-544-6666.
  For retirement information, 1-800-544-4774.
  TDD - Service for the Deaf and Hearing-Impaired, 1-800-544-0118 (9:00 a.m. - 9:00 p.m. Eastern time).

Please use the following addresses:

Buying Shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH2B
Hebron, KY 41048

Selling Shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-9865

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5587

You may buy or sell shares of the funds through a retirement account or an investment professional. If you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares of a fund and the account features and policies may differ. Additional fees may also apply to your investment in a fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone or electronically, may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted based on criteria established by Fidelity.

Prospectus

Shareholder Information - continued

The different ways to set up (register) your account with Fidelity are listed in the following table.

Ways to Set Up Your Account
Individual or Joint Tenant For your general investment needs
Retirement For tax-advantaged retirement savings
Traditional Individual Retirement Accounts (IRAs)
Roth IRAs
Rollover IRAs
401(k) Plans and certain other 401(a)-qualified plans
Keogh Plans
SIMPLE IRAs
Simplified Employee Pension Plans (SEP-IRAs)
Salary Reduction SEP-IRAs (SARSEPs)
403(b) Custodial Accounts
Deferred Compensation Plans (457 Plans)
Gifts or Transfers to a Minor (UGMA, UTMA) To invest for a child's education or other future needs
Trust For money being invested by a trust
Business or Organization For investment needs of corporations, associations, partnerships, or other groups

Buying Shares

The price to buy one share of each fund is the fund's NAV. Each fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your investment is received in proper form.

Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, a fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to that fund. For these purposes, FMR may consider an investor's trading history in that fund or other Fidelity funds, and accounts under common ownership or control.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
  Fidelity does not accept cash.
  When making a purchase with more than one check, each check must have a value of at least $50.
  Fidelity reserves the right to limit the number of checks processed at one time.
  If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or Fidelity has incurred.

Prospectus

Shareholder Information - continued

Minimums

To Open an Account	$2,500
For certain Fidelity retirement accountsA	$500
To Add to an Account	$250
Through regular investment plans	$100
Minimum Balance	$2,000
For certain Fidelity retirement accountsA	$500

A Fidelity Traditional IRA, Roth IRA, Rollover IRA, SEP-IRA, and Keogh accounts.

These minimums may be lower for purchases through a Fidelity GoalPlannerSM  account in Cash Reserves. There is no minimum account balance or initial or subsequent purchase minimum for investments throughPortfolio Advisory ServicesSM , a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. In addition, each fund may waive or lower purchase minimums in other circumstances.

Key Information
Phone 1-800-544-6666

To Open an Account

  Exchange from another Fidelity fund. Call the phone number at left.

To Add to an Account

  Exchange from another Fidelity fund. Call the phone number at left.
  Use Fidelity Money Line® to transfer from your bank account.

Internet www.fidelity.com

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address under "Mail" below.

To Add to an Account

  Exchange from another Fidelity fund.
  Use Fidelity Money Line to transfer from your bank account.

Mail Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003

To Open an Account

  Complete and sign the application. Make your check payable to the complete name of the fund. Mail to the address at left.

To Add to an Account

  Make your check payable to the complete name of the fund. Indicate your fund account number on your check and mail to the address at left.
  Exchange from another Fidelity fund. Send a letter of instruction to the address at left, including your name, the funds' names, the fund account numbers, and the dollar amount or number of shares to be exchanged.

In Person

To Open an Account

  Bring your application and check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

To Add to an Account

  Bring your check to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you.

Wire

To Open an Account

  Call 1-800-544-6666 to set up your account and to arrange a wire transaction.
  Wire within 24 hours to: Bankers Trust Company, Bank Routing # 021001033,
  Account # 00163053.
  Specify the complete name of the fund and include your new fund account number and your name.

To Add to an Account

  Wire to: Bankers Trust Company, Bank Routing # 021001033, Account # 00163053.
  Specify the complete name of the fund and include your fund account number and your name.

Automatically	To Open an Account Not available. To Add to an Account Use Fidelity Automatic Account Builder® or Direct Deposit. Use Fidelity Automatic Exchange Service to exchange from a Fidelity money market fund.

Selling Shares

The price to sell one share of each fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

  You wish to sell more than $100,000 worth of shares;
  Your account registration has changed within the last 15 or 30 days, depending on your account;
  The check is being mailed to a different address than the one on your account (record address);
  The check is being made payable to someone other than the account owner; or
  The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts), except accounts not subject to account minimums.
  Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect a fund.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

Prospectus

Shareholder Information - continued

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if FMR determines it is in the best interests of a fund.
  If you sell shares by writing a check and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Unless otherwise instructed, Fidelity will send a check to the record address.

To sell shares issued with certificates, call Fidelity for instructions. Each fund no longer issues share certificates.

Key Information
Phone 1-800-544-6666
  Call the phone number at left to initiate a wire transaction or to request a check for your redemption.
  Use Fidelity Money Line to transfer to your bank account.
  Exchange to another Fidelity fund. Call the phone number at left.

Internet www.fidelity.com	Exchange to another Fidelity fund. Use Fidelity Money Line to transfer to your bank account.
Mail Fidelity Investments P.O. Box 660602 Dallas, TX 75266-9865

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Send a letter of instruction to the address at left, including your name, the fund's name, your fund account number, and the dollar amount or number of shares to be sold. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Call 1-800-544-6666 to request one.

Trust

  Send a letter of instruction to the address at left, including the trust's name, the fund's name, the trust's fund account number, and the dollar amount or number of shares to be sold. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Send a letter of instruction to the address at left, including the firm's name, the fund's name, the firm's fund account number, and the dollar amount or number of shares to be sold. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Call 1-800-544-6666 for instructions.

In Person

Individual, Joint Tenant, Sole Proprietorship, UGMA, UTMA

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The letter of instruction must be signed by all persons required to sign for transactions, exactly as their names appear on the account.

Retirement Account

  The account owner should complete a retirement distribution form. Visit a Fidelity Investor Center to request one. Call 1-800-544-9797 for the center nearest you.

Trust

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. The trustee must sign the letter of instruction indicating capacity as trustee. If the trustee's name is not in the account registration, provide a copy of the trust document certified within the last 60 days.

Business or Organization

  Bring a letter of instruction to a Fidelity Investor Center. Call 1-800-544-9797 for the center nearest you. At least one person authorized by corporate resolution to act on the account must sign the letter of instruction.
  Include a corporate resolution with corporate seal or a signature guarantee.

Executor, Administrator, Conservator, Guardian

  Visit a Fidelity Investor Center for instructions. Call 1-800-544-9797 for the center nearest you.

Automatically	Use Fidelity Automatic Exchange Service to exchange to another Fidelity fund.
Check	Write a check to sell shares from your account.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund you are exchanging into must be available for sale in your state.
  You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number.
  Before exchanging into a fund, read its prospectus.
  Exchanges may have tax consequences for you.
  Currently, there is no limit on the number of exchanges out of a fund.
  Each fund may refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

The funds may terminate or modify the exchange privileges in the future.

Other funds may have different exchange restrictions, and may impose trading fees of up to 2.00% of the amount exchanged. Check each fund's prospectus for details.

Prospectus

Shareholder Information - continued

Account Features and Policies

Features

The following features are available to buy and sell shares of the funds.

Automatic Investment Programs. Fidelity offers convenient services that let you automatically transfer money into your account or between accounts. While automatic investment programs do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Automatic exchange programs can be a convenient way to move money between your investments.

Fidelity Automatic Account Builder To move money from your bank account to a Fidelity fund.
Minimum $100	Frequency Monthly or quarterly

Procedures

  To set up for a new account, complete the appropriate section on the application.
  To set up for existing accounts, call 1-800-544-6666 or visit Fidelity's web site for an application.
  To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled investment date.

Direct Deposit To send all or a portion of your paycheck or government check to a Fidelity fund.
Minimum $100	Frequency Every pay period

Procedures

  To set up for a new account, check the appropriate box on the application.
  To set up for an existing account, call 1-800-544-6666 or visit Fidelity's web site for an authorization form.
  To make changes you will need a new authorization form. Call 1-800-544-6666 or visit Fidelity's web site to obtain one.

Fidelity Automatic Exchange Service To move money from a Fidelity money market fund to another Fidelity fund.
Minimum $100	Frequency Monthly, bimonthly, quarterly, or annually	Procedures To set up, call 1-800-544-6666 after both accounts are opened. To make changes, call 1-800-544-6666 at least three business days prior to your next scheduled exchange date.

Prospectus

Shareholder Information - continued

Other Features. The following other features are also available to buy and sell shares of the funds.

Wire To purchase and sell shares via the Federal Reserve Wire System.
  You must sign up for the wire feature before using it. Complete the appropriate section on the application when opening your account, or call 1-800-544-6666 to add the feature after your account is opened. Call 1-800-544-6666 before your first use to verify that this feature is set up on your account.
  To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.
  There will be a $5.00 fee for each wire redemption.

Fidelity Money Line To transfer money between your bank account and your fund account.
  You must sign up for the Money Line feature before using it. Complete the appropriate section on the application and then call 1-800-544-6666 or visit Fidelity's web site before your first use to verify that this feature is set up on your account.
  Most transfers are complete within three business days of your call.
  Minimum purchase: $100
  Maximum purchase: $100,000

Fidelity On-Line Xpress+® To manage your investments through your PC.

Call 1-800-544-0240 or visit Fidelity's web site for more information.

  For account balances and holdings;
  To review recent account history;
  For mutual fund and brokerage trading; and
  For access to research and analysis tools.

Fidelity Online Trading To access and manage your account over the Internet at Fidelity's web site.
  For account balances and holdings;
  To review recent account history;
  To obtain quotes;
  For mutual fund and brokerage trading; and
  To access third-party research on companies, stocks, mutual funds, and the market.

FAST To access and manage your account automatically by phone using touch tone or speech recognition.

Call 1-800-544-5555.

  For account balances and holdings;
  For mutual fund and brokerage trading;
  To obtain quotes;
  To review orders and mutual fund activity; and
  To change your personal identification number (PIN).

Checkwriting To redeem shares from your account.
  To set up, complete the appropriate section on the application.
  All account owners must sign a signature card to receive a checkbook.
  You may write an unlimited number of checks.
  Minimum check amount: $500.
  Do not try to close out your account by check.
  To obtain more checks, call Fidelity at 1-800-544-6666.

Policies

The following policies apply to you as a shareholder.

Statements and reports that Fidelity sends to you include the following:

  Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing account balances and all transactions completed during the prior month or quarter).
  Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a fund. Call Fidelity at 1-800-544-8544 if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 5000, Cincinnati, Ohio 45273-8692.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

Prospectus

Shareholder Information - continued

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.

Fidelity may deduct an annual maintenance fee of $12.00 from accounts with a value of less than $2,000. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts opened after January 1, 2001 using regular investment plans.

If your account balance falls below $2,000 (except accounts not subject to account minimums), you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Distributions you receive from each fund consist primarily of dividends. Each fund normally declares dividends daily and pays them monthly.

Earning Dividends

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

Prospectus

Shareholder Information - continued

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for each fund's distributions:

1. Reinvestment Option. Your dividends and capital gain distributions, if any, will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Cash Option. Your dividends and capital gain distributions, if any, will be paid in cash.

3. Directed Dividends® Option. Your dividends will be automatically invested in shares of another identically registered Fidelity fund. Your capital gain distributions, if any, will be automatically invested in shares of another identically registered Fidelity fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, each fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income, while each fund's distributions of long-term capital gains, if any, are taxable to you generally as capital gains.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Prospectus

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

FMR is each fund's manager.

As of March 31, 2000, FMR had approximately $639.1 billion in discretionary assets under management.

As the manager, FMR is responsible for choosing each fund's investments and handling its business affairs.

Fidelity Investments Money Management, Inc. (FIMM), in Merrimack, New Hampshire, serves as a sub-adviser for each fund. FIMM is primarily responsible for choosing investments for each fund.

FIMM is an affiliate of FMR. As of March 31, 2000, FIMM had approximately $206.8 billion in discretionary assets under management.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

The monthly management fee for each fund is calculated by adding a group fee to an income-related fee.

The income-related fee varies depending on the level of the fund's monthly gross income from an annualized rate of 0.05% (at a fund annualized gross yield of 0%) to 0.27% (at a fund annualized gross yield of 15%) of the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase. The group fee rate is divided by twelve and multiplied by the fund's average net assets throughout the month.

For November 2000, the group fee rate was 0.1263%.

The total management fee for the fiscal year ended November 30, 2000, was 0.23% of the fund's average net assets for U.S. Government Reserves and 0.24% of the fund's average net assets for Cash Reserves. For the fiscal year ended November 30, 2000, each fund paid FMR a management fee composed of a group fee, an individual fund fee of 0.03% of the fund's average net assets, and an income-based fee of 6% of the fund's monthly gross income in excess of an annualized 5% yield.

FMR pays FIMM for providing sub-advisory services.

Prospectus

Fund Services - continued

FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be discontinued by FMR at any time, can decrease a fund's expenses and boost its performance.

Fund Distribution

Fidelity Distributors Corporation (FDC) distributes each fund's shares.

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay significant amounts to intermediaries, such as banks, broker-dealers, and other service-providers, that provide those services. Currently, the Board of Trustees of each fund has authorized such payments.

If payments made by FMR to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of a fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Prospectus

Appendix

Financial Highlights

The financial highlights tables are intended to help you understand each fund's financial history for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports, along with each fund's financial highlights and financial statements, are included in each fund's annual report. A free copy of each annual report is available upon request.

U.S. Government Reserves

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
 Net investment income	.058	.048	.052	.051	.050
Less Distributions
From net investment income	(.058)	(.048)	(.052)	(.051)	(.050)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	6.00%	4.86%	5.29%	5.26%	5.12%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,495	$ 1,542	$ 1,427	$ 1,290	$ 1,243
Ratio of expenses to average net assets	.43%	.41%	.45%	.48%	.51%
Ratio of expenses to average net assets after expense reductions	.42% B	.40% B	.44% B	.48%	.50% B
Ratio of net investment income to average net assets	5.85%	4.77%	5.16%	5.13%	5.02%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Appendix - continued

Cash Reserves

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Income from Investment Operations
 Net investment income	.060	.048	.052	.052	.051
Less Distributions
From net investment income	(.060)	(.048)	(.052)	(.052)	(.051)
Net asset value, end of period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000
Total Return A	6.13%	4.94%	5.34%	5.30%	5.18%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 44,214	$ 37,981	$ 30,700	$ 23,498	$ 21,241
Ratio of expenses to average net assets	.46%	.44%	.47%	.49%	.51%
Ratio of expenses to average net assets after expense reductions	.46%	.44%	.47%	.48% B	.51%
Ratio of net investment income to average net assets	5.97%	4.85%	5.20%	5.22%	5.06%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses.

Prospectus

Notes

Notes

Notes

Notes

Notes

Notes

Notes

You can obtain additional information about the funds. The funds' SAI includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus or an annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number, 811-2890

Fidelity, Fidelity Investments & (Pyramid) Design, FAST, Fidelity Money Line, Fidelity Automatic Account Builder, Fidelity On-Line Xpress+, and Directed Dividends are registered trademarks of FMR Corp.

Fidelity GoalPlanner and Portfolio Advisory Services are service marks of FMR Corp.

1.701889.103 CAS/FUS-pro-0101